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                                                                  EXHIBIT 10.12


International Trade Bank #22621
333 South Beaudry Avenue, 19th Floor
Los Angeles, California 90017                              February 23, 1996


                  Irrevocable Letter of Credit No. LASB-227886


Beneficiary;
Lumbermen's Underwriting Alliance
2501 N. Military Trail
Boca Raton, Florida 33431

Amount:  USD $500,000.00 (Five Hundred Thousand and 00/100 United States
Dollars)

Expiry Date:     February 28, 1997 at this office

We hereby establish our Clean Irrevocable Letter of Credit No. LASB-227886 in your favor for the account of GIANT GROUP, LTD. issued for the benefit for:
Rally's Hamburgers, Inc. 10002 Shelbyville Road, Louisville, KY 40223 for payment by your draft(s) at sight drawn on Bank of America NT & SA, 333 S. Beaudry Ave, 19th Floor, Los Angeles, CA 90017.

This Letter of Credit will become operative upon receipt of notification from GIANT GROUP, LTD. By Bank of America NT & SA that Letter of Credit No. 14199 from PNC Bank, Kentucky has been canceled.

This Letter of Credit shall be automatically extended without amendment for an additional period of one year on FEBRUARY 28, 1997 to FEBRUARY 28, 1998, unless at least forty five days prior to the present expiration date, we notify you in writing by registered mail, return receipt requested or overnight courier at the above address that this Letter of Credit shall not be extended for any additional periods.

This Letter of Credit must accompany any drawing hereunder for endorsement of the drawing and will be returned to the Beneficiary unless it is fully utilized.

We hereby agree with the Beneficiary that the draft drawn under and in compliance with the terms of this Letter of Credit will be duly honored upon presentation, as specified herein.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publications No. 500.


                     **************************************





       Cheryl Jefferson                            Christine Purugganan
   ------------------------                      ------------------------
     Authorized Signature                          Authorized Signature

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International Trade Bank #22621
333 South Beaudry Avenue, 19th Floor
Los Angeles, California 90017

                                                   February 23, 1996


                 IRREVOCABLE LETTER OF CREDIT NO. LASB-227885


Beneficiary:
------------
United Pacific Insurance Company
4 Penn Central Plaza
Philadelphia, PA 19103
Attn: Surety Dept.

Amount:       USD $293,448.00 (Two Hundred Ninety Three Thousand Four Hundred
-------       Forty Eight and 00/100 U.S. Dollars)


Expiry Date:  February 28, 1997 at this office
------------

We hereby establish our Clean Irrevocable Letter of Credit No. LASB-227885 in your favor for the account of Giant Group, Ltd. issued for the benefit for:
Rally's Hamburgers, Inc. 10002 Shelbyville Road, Louisville, KY 40223 for payment by your draft(s) at sight drawn on Bank of America NT & SA, 333 S. Beaudry Ave., 19th Floor, Los Angeles, CA 90017.

This Letter of Credit will become operative upon receipt of notification from Giant Group, Ltd. by Bank of America NT & SA that Letter of Credit No. 14191 from PNC Bank, Kentucky has been cancelled.

This Letter of Credit shall be automatically extended without amendment for an additional period of one year on February 28, 1997 to February 28, 1998, unless at least forty five days prior to the present expiration date, we notify you in writing by registered mail, return receipt requested or overnight courier at the above address that this Letter of Credit shall not be extended for any additional periods.

This Letter of Credit must accompany any drawing hereunder for endorsement of the drawing and will be returned to the Beneficiary unless it is fully utilized.

We herebvy agree with the Beneficiary that the draft drawn under and in compliance with the terms of this Letter of Credit will be duly honored upon presentation, as specified herein.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500.


                              ******************


      /s/ CHERYL JEFFERSON                         /s/ CRISTINE PURUGGANAN
   ---------------------------                   ----------------------------
   Authorized Countersignature                       Authorized Signature